SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): January 14, 2016 (January 10, 2016)

Akorn, Inc.

(Exact Name of Registrant as Specified in its Charter)

Louisiana	001-32360	72-0717400
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1925 W. Field Court, Suite 300

Lake Forest, Illinois 60045

(Address of principal executive offices)

(847) 279-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On January 14, 2016, Akorn, Inc. (collectively “Akorn”, ”the “Company,” “we,” “our,” or “us”) issued a press release announcing certain financial information including liquidity balances as of the quarters ended December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 and fully diluted outstanding share count for the quarterly periods ended December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015. A copy of the press release is furnished as Exhibit 99.2 to this report, and information under the heading “Liquidity Update” is incorporated here by reference.

Item 4.01   Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accountant

The Audit Committee (the “Audit Committee”) of the Board of Directors of Akorn, Inc. dismissed KPMG LLP (“KPMG”) as our independent registered public accounting firm on January 10, 2016.

In a Form 8-K dated April 24, 2015, we reported that the Audit Committee, upon the recommendation of our management, concluded that our previously issued consolidated financial statements for the year ended December 31, 2014 and the previously issued unaudited condensed consolidated financial statements contained in our Quarterly Reports on Form 10-Q/A for the quarters ended June 30, 2014 and September 30, 2014 and the disclosures and related communications for each of these periods should not be relied upon because of errors in the financial statements for those associated periods. Furthermore, the Audit Committee concluded that our management's report on the effectiveness of internal control over financial reporting as of December 31, 2014 should no longer be relied upon. Because of the pending restatement of the above referenced financial statements, the related audit reports and opinion of KPMG on the consolidated audited financial statements for the year ended December 31, 2014 as well as KPMG’s opinion on the effectiveness of our internal control over financial reporting as of December 31, 2014 have been withdrawn. When originally issued, KPMG’s audit reports on the audited financial statements for the years ended December 31, 2013 and December 31, 2014 and on the effectiveness of internal control over financial reporting as of December 31, 2013 and December 31, 2014, did not contain any adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle, except that the reports on our internal control over financial reporting contained an adverse opinion due to material weaknesses. The Company acquired Hi Tech Pharmacal Co, Inc. (Hi Tech), and VPI Holdings Corp. Inc. (VersaPharm) during 2014, and we also excluded from our assessment of the effectiveness of internal control over financial reporting as of December 31, 2014, Hi Tech’s and VersaPharm’s internal control over financial reporting associated with total assets of $254,257,000 and $13,801,000, respectively, and total revenues of $164,825,000 and $9,173,000, respectively, included in the consolidated financial statements of Akorn, Inc. as of and for the year ended December 31, 2014. KPMG’s audit of internal control over financial reporting of Akorn, Inc. as of and for the year ended December 31, 2014 also excluded an evaluation of the internal control over financial reporting of Hi Tech and VersaPharm.

During our fiscal years ended December 31, 2013 and December 31, 2014 and during the interim period subsequent to December 31, 2014 to the date hereof, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between KPMG and us on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During our fiscal years ended December 31, 2013 and December 31, 2014, and during the interim period subsequent to December 31, 2014 to the date hereof, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K except for.

1.	The identification of material weaknesses in our internal control over financial reporting as described in Item 9A of our Form 10-Ks for the annual periods ended December 31, 2013 and December 31, 2014.

2.	KPMG advised us that information had come to its attention, that if further investigated may: (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements. KPMG also advised us that, in addition to the Audit Committee’s conclusion that our audited consolidated financial statements for the year ended December 31, 2014 and our unaudited condensed consolidated financial statements for the quarters ended June 30, 2014 and September 30, 2014 and the disclosures and related communications for each of these periods should not be relied, information has come to its attention, that if further investigated may significantly impact our unaudited condensed consolidated financial statements for the quarter ended March 31, 2014 and our audited consolidated financial statements for the year ended December 31, 2013.

3.	Due to the dismissal, KPMG advised us that it did not have the opportunity to expand the scope of its audit, conduct further procedures, evaluate the investigation (described below) or complete its process. KPMG further advised us that, at the time of its dismissal, KPMG has not had an opportunity to conduct its procedures or conclude that it was satisfied with the investigation or that any remediation has taken place.

As of the date of this Report on Form 8-K, the previously reported material weaknesses in our internal control over financial reporting continue to exist, and Akorn’s management is considering the company’s prior conclusions of the adequacy of its internal control over financial reporting and disclosure controls and procedures, and related material weaknesses in such controls. Akorn intends to amend certain prior disclosures pertaining to its evaluation of such controls and procedures, and material weaknesses, as appropriate in connection with any amended filings, and will consider whether any further remedial measures may be advisable as of and for any of the fiscal years noted above.

In April 2015, upon the recommendation of Akorn’s management and Board of Directors, the Audit Committee commenced an independent investigation concerning accounting errors involving transactions related to sales to wholesalers, direct purchasers and other related transactions. The Audit Committee investigation identified two additional accounting matters that warranted further examination and review: (i) customer payment term modifications and related revenue recognition practices, timing and disclosures for 2013 through 2015 and (ii) returns processing delays in 2015. This investigation was expanded to cover these matters and is substantially complete. With respect to these additional matters, KPMG advised us that information had come to its attention, that if further investigated may: (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements.

The Audit Committee has authorized KPMG to respond fully to the inquiries of our successor auditor BDO USA, LLP (“BDO”). We have furnished a copy of the above disclosure in Item 4.01 to KPMG and requested that KPMG furnish us with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not KPMG agrees with such disclosure. A copy of KPMG’s letter will be filed as an amendment to this Form 8-K to allow KPMG time to respond to our request.

(b) Newly Engaged Independent Registered Public Accountant

On January 14, 2016 the Audit Committee approved the engagement of BDO as our independent registered public accounting firm effective immediately. BDO was engaged to perform independent audit services for the fiscal years ending December 31, 2014 and December 31, 2015.

During our fiscal years ended December 31, 2014 and December 31, 2015, and from January 1, 2016 through the date of the engagement, neither we, nor anyone on our behalf, consulted BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our consolidated financial statements, and no written report or oral advice was provided us by BDO that BDO concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or a “reportable event”.

Item 7.01   Regulation FD Disclosure.

We issued a press release on January 14, 2016 announcing, amongst other items, the change in our auditors, granting of listing extension by Nasdaq and certain business and financial topics.

A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference.

The information in this Item 7.01, including the related press release, is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder, and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. This information will not be deemed an admission as to the materiality of such information that is being disclosed solely pursuant to Regulation FD.

Item 8.01   Other Events.

We are filing certain information for the purpose of updating our risk factors contained in our other filings with the SEC. A copy of this additional disclosure is attached as Exhibit 99.1 to this report, and incorporated herein by reference.

This filing includes statements that may constitute "forward looking statements", including the expected timing of filings and of regaining compliance with timely financial reporting requirements, the timing and successful implementation of remediation efforts, the expected impact of the restatement on our financial results, the expected timeline and results of investigations and other statements regarding Akorn's regulatory approvals, goals and strategy. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Because such statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Factors that could cause or contribute to such differences include, but are not limited to: the difficulty of predicting the timing of the completion of our restatement, its impact on our financial results, and the timing of the related filings; costs, risks, and uncertainties associated with pending investigation matters described herein; changes in the laws and regulations and such other risks and uncertainties outlined in Akorn's periodic public filings with the SEC and in other written or oral investor communications.  Other factors besides those listed there could also adversely affect our results.  Except as expressly required by law, Akorn disclaims any intent or obligation to update these forward-looking statements.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.   See exhibit index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

By:   /s/ Duane A. Portwood

Duane A. Portwood

Chief Financial Officer

Date: January 14, 2016

Exhibit Index

Exhibit No.	Description of Exhibit.

99.1	Update of Risk Factors.
99.2	Press release dated January 14, 2016, entitled “Akorn Provides Material Updates.”